Earnings Per Share (Tables)	12 Months Ended
Jun. 30, 2019
Earnings Per Share [Abstract]
Computation of Earnings Per Share
The following table sets forth the computation of earnings per share for the periods indicated. Basic net income per share has been computed using the weighted average number of shares of common stock outstanding during the period. Diluted net income per share has been computed using the weighted average number of common shares outstanding during the period plus dilutive potential shares of common stock from (1) stock options, performance and restricted shares (under the treasury stock method) and (2) convertible debt (under the If-Converted method) outstanding during the period. The Company’s convertible debt calculated under the If-Converted method was antidilutive for the fiscal years 2019 and 2018 and was excluded from the calculation of earnings per share.

Year Ended June 30,	2019	2018	2017
($000 except per share)
Net earnings	$107,517	$88,002	$95,274
Divided by:
Weighted average shares	63,584	62,499	62,576

Basic earnings per common share	$1.69	$1.41	$1.52

Net earnings	$107,517	$88,002	$95,274
Divided by:
Weighted average shares	63,584	62,499	62,576
Dilutive effect of common stock equivalents	2,220	2,634	1,931
Diluted weighted average common shares	65,804	65,133	64,507

Diluted earnings per common share	$1.63	$1.35	$1.48

Schedule of Potential Shares of Common Stock Excluded from the Calculation of Diluted Net Income Per Share
The following table presents potential shares of common stock excluded from the calculation of diluted net income per share, as their effect would have been antidilutive ($000):

Year Ended June 30,	2019	2018	2017
Stock options and restricted shares	115	135	140
0.25% Convertible Senior Notes due 2022	7,331	7,331	—
Total anti-dilutive shares	7,446	7,466	140